EXHIBIT 10.1(a)

STATE OF FLORIDA

COUNTY OF VOLUSIA

SEVENTH AMENDMENT TO LEASE AGREEMENT

This Seventh Amendment to Lease made this 25th day of March, 2011, is entered into by and between Ridgewood Office Building, L.P., Ltd., a Delaware limited partnership as Landlord (“Landlord”) and Brown & Brown, Inc., a Florida corporation, (“Tenant”).

WITNESSETH:

WHEREAS, Tenant, entered into that certain Ridgewood Office Building Lease with Chapman S. Root, Trustee, Chapman S. Root Revocable Trust U/T/A 2/15/87, (said Lease having been assigned to the Chapman S. Root 1982 Living Trust and subsequently assigned to Ridgewood Office Building, L.P., Ltd.) for the Premises dated August 1, 1987 which sets forth the terms of occupancy by Tenant for a portion of the Building containing 38,738 square feet of Rentable Area (herein after referred to as “Lease”), and that certain Letter of Agreement dated June 26, 1995 wherein the Tenant leased an additional 1,114 square feet of Rentable Area, and that certain First Amendment to Lease dated August 2, 1999 wherein the Tenant leased an additional 5,577 square feet of Rentable Area resulting in a total Rental Area of 45,429 square feet and that certain Second Amendment to Lease dated December 11, 2001 wherein the Tenant leased an additional 3,851 square feet of Rentable Area resulting in a total Rentable Area of 49,280 square feet and that certain Third Amendment to Lease dated August 8, 2002 wherein the Tenant leased an additional 5,435 square feet of Rentable Area resulting in a total Rentable Area of 51,235 square feet and that certain Fourth Amendment to Lease dated October 26, 2004 wherein Tenant vacated 5,577 square feet resulting in a total Rental Area of 45,658 square feet and that certain Fifth Amendment to Lease dated May 30, 2007 wherein Tenant leased an additional 3,842 square feet resulting in a total Rental Area of 49,500 square feet, and that certain Sixth Amendment to Lease dated August 17, 2009 wherein Tenant leased an additional 2,100 square feet resulting in a total Rental Area of 50,065 square feet.

WHEREAS, the Landlord and Tenant desire to modify and amend the Lease as set forth in this Seventh Amendment to Lease, the Premises shall be adjusted such that effective April 1, 2011 Tenant will occupy an additional 243 square feet on the Second Floor resulting in a total Rentable Area of the Premises being 50,308 square feet.

NOW, THEREFORE, for and in consideration of the Premises, the sum of Ten and 00/100 ($10.00) Dollars in hand paid by Tenant to Landlord, the mutual agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree to modify and amend the Lease as follows:

I. A. As to Section 2. DEFINITIONS.

2.a.	Base Rent: Effective April 1, 2011 shall be $645,451.64 per year for space occupied by Tenant until adjusted according to the terms set forth in the Lease.

2.j.	Monthly Installments of Base Rent: $53,787.64 per month until adjusted according to the terms set forth in the Lease.

1

2.r.	Tenant’s Proportionate Share: 80.55% such share is a fraction, the numerator of which is the Rentable Area of the Premises, and the denominator of which is the Rentable Area of the Project, as determined by Landlord from time to time. The Project consists of one building containing a total Rentable Area of 62,453 square feet.

B. As to Section 3. EXHIBITS AND ADDENDA, said section is amended to read as follows:

The exhibits listed below and attached hereto are incorporated by reference in this Fourth Amendment to Lease:

a. Exhibit “A” - Revised Floor Plan showing the Premises.

III. All other terms, covenants and conditions of the Lease are and shall remain in full force and effect.

IV. Landlord and Tenant hereby acknowledge that the Lease and this Amendment represent the entire agreement, that no other written or oral agreements exist and that all other provisions of the Lease not modified herein shall remain in full force and effect.

LANDLORD: RIDGEWOOD OFFICE BUILDING, L.P., LTD., a Delaware limited partnership		TENANT: BROWN & BROWN, INC. a Florida corporation
By:	Root Real Estate Corp., its managing general partner

By:		By:
	Patrick M. Opalewski, Vice President	Print Name: T.G. Tinsley
Title: ROL

Witness:	Witness:

Print Name: Audrey, Ruthkowski	Print Name: Linda Hall

2

Mr. Tom Tinsley Director of Operations Brown and Brown, Inc. Post Office Box 2412 Daytona Beach, Florida 32115-2412	Bill To:	Same

SCHEDULE OF RENTAL PAYMENTS

Month	Year	Base Rent	Operating Expense	Total Monthly Charges	6.5% Sales Tax	Estimated Monthly Electricity	Total Payment Due
Jan	2011	$53,527.83	$27,201.98	$80,729.81	$5,247.44	$10,972.58	$96,949.83
Feb	2011	$53,527.83	$27,201.98	$80,729.81	$5,247.44	$10,972.58	$96,949.83
Mar	2011	$53,527.83	$27,201.98	$80,729.81	$5,247.44	$10,972.58	$96,949.83
Apr	2011	$53,787.64	$27,334.01	$81,121.65	$5,272.91	$11,025.84	$97,420.39
May	2011	$53,787.64	$27,334.01	$81,121.65	$5,272.91	$11,025.84	$97,420.39
Jun	2011	$53,787.64	$27,334.01	$81,121.65	$5,272.91	$11,025.84	$97,420.39
Jul	2011	$53,787.64	$27,334.01	$81,121.65	$5,272.91	$11,025.84	$97,420.39
Aug	2011	$53,787.64	$27,334.01	$81,121.65	$5,272.91	$11,025.84	$97,420.39
Sep	2011	$53,787.64	$27,334.01	$81,121.65	$5,272.91	$11,025.84	$97,420.39
Oct	2011	$53,787.64	$27,334.01	$81,121.65	$5,272.91	$11,025.84	$97,420.39
Nov	2011	$53,787.64	$27,334.01	$81,121.65	$5,272.91	$11,025.84	$97,420.39
Dec	2011	$53,787.64	$27,201.98	$80,989.62	$5,264.33	$10,972.58	$97,226.52

					Rent Increases:	10/1/2013

Space Occupied (SF): Jan -Mar	50,065
Space Occupied (SF): Apr -Dec	50,308
Base Rent $/SF:	$12.83
Base Operating Expense $/SF:	$6.52
Estimated Electricity $/SF:	$2.63

Payments are due on or before the first (1st) day of each calendar month during the Lease Term

Make Checks Payable To: Ridgewood Office Building L.P.

                                       c/o Root Real Estate Corp.

                                 275 Clyde Morris Blvd.

                                             Ormond Beach, FL 32174-5977

STATE OF FLORIDA

COUNTY OF VOLUSIA

EIGHTH AMENDMENT TO LEASE AGREEMENT

This Eighth Amendment to Lease made this     day of                     , 2012, is entered into by and between Ridgewood Office Building, LLC, formerly known as Ridgewood Office Building, L.P., Ltd., a Florida limited liability company as Landlord (“Landlord”) and Brown & Brown, Inc., a Florida corporation, (“Tenant”).

W I T N E S S E T H:

WHEREAS, Tenant, entered into that certain Ridgewood Office Building Lease with Chapman S. Root, Trustee, Chapman S. Root Revocable Trust U/T/A 2/15/78, (said Lease having been assigned to the Chapman S. Root 1982 Living Trust and subsequently assigned to Ridgewood Office Building, L.P., Ltd.) for the Premises dated August 1, 1987 which sets forth the terms of occupancy by Tenant for a portion of the Building containing 38,738 square feet of Rentable Area (herein after referred to as “Lease”), and that certain Letter of Agreement dated June 26, 1995 wherein the Tenant leased an additional 1,114 square feet of Rentable Area, and that certain First Amendment to Lease dated August 2, 1999 wherein Tenant leased an additional 5,577 square feet of Rentable Area resulting in a total Rental Area of 45,429 square feet and that certain Second Amendment to Lease dated December 11, 2001 wherein the Tenant leased an additional 3,851 square feet of Rentable Area resulting in a total Rentable Area of 49,280 square feet and that certain Third Amendment to Lease dated August 8, 2002 wherein the Tenant leased an additional 1,955 square feet of Rentable Area resulting in a total Rentable Area of 51,235 square feet and that certain Fourth Amendment to Lease dated October 26, 2004 wherein Tenant vacated 5,577 square feet resulting in a total Rental Area of 45,658 square feet and that certain Fifth Amendment to Lease dated May 30, 2007 wherein Tenant leased an additional 3,842 square feet resulting in a total Rental Area of 49,500 square feet, and that certain Sixth Amendment to Lease dated August 17, 2009 wherein Tenant leased an additional 565 square feet resulting in a total Rental Area of 50,065 square feet, and that certain Seventh Amendment to Lease dated March 25, 2011 wherein Tenant leased an additional 243 square feet resulting in a total Rental Area of 50,308 square feet.

WHEREAS, Landlord and Tenant desire to modify and amend the Lease as set forth in this Eighth Amendment to Lease.

NOW, THEREFORE, for and in consideration of the Premises, the sum of Ten and 00/100 ($10.00) Dollars in hand paid by Tenant to Landlord, the mutual agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree to modify and amend the Lease as follows:

I. Effective July 1, 2012, Tenant shall occupy an additional 3,480 square feet as shown in Exhibit “A” attached hereto, on the First Floor resulting in an increase in the total Rental Area of the Premises from 50,308 square feet to 53,788 square feet.

Landlord Initials ________	1	Tenant Initials________

II. As to Section 2. DEFINITIONS:

2.a.	Base Rent: If this amendment is executed on or before February 29, 2012, Base Rent shall be reduced, commencing March 1, 2012, to $477,926.00 per year for the space currently occupied by Tenant. If this amendment is executed after February 29, 2012 and no later than March 31, 2012, Base Rent shall be reduced, commencing April 1, 2012, to $477,926.00 per year for the space currently occupied by Tenant. Effective July 1, 2012 Base Rent for all space occupied by Tenant shall be $510,986.00 until adjusted according to the terms set forth in the Lease.

2.g.	Expiration Date: The term of the Lease shall be extended for an additional seven (7) years ending September 30, 2023.

2.j.	Monthly Installments of Base Rent: Through June 30, 2012, Tenant’s monthly Base Rent shall be $39,827.17. Effective July 1, 2012, Tenant’s monthly base rent shall be $42,582.17 per month until adjusted according to the terms set forth in the Lease.

2.r.	Tenant’s Proportionate Share: Effective July 1, 2012, Tenant’s Proportionate Share shall be 86.13%, such share is a fraction, the numerator of which is the Rentable Area of the Premises, and the denominator of which is the Rentable Area of the Project, as determined by Landlord from time to time. The Project consists of one building containing a total Rentable Area of 62,453 square feet.

III. As to Section 5.2(a). Adjusted Base Rent: The first sentence shall be amended to read “The amount of Base Rent (and the corresponding Monthly installments of Base Rent) payable hereunder shall be adjusted commencing on Tenant’s Adjustment Date of October 1, 2015 and each three (3) year period after Tenant’s Adjustment Date.”

IV. Landlord shall provide a Refurbishment Allowance not to exceed Four Hundred Thousand ($400,000.00) Dollars and no cents, for improvements made to the Premises, including but not limited to existing common area restrooms, elevators, flooring and wall coverings. Said improvements shall be constructed by Landlord and are subject to Landlord’s and Tenant’s prior written approval.

V. Tenant’s ongoing option to decrease the Rentable Area of the Premises by 3,842 sq ft as provided in Addendum Number Five to Lease shall become null and void as of the date this Eight Amendment to Lease is fully executed by both Landlord and Tenant.

VI. All other terms, covenants and conditions of the Lease are and shall remain in full force and effect.

VIII. Landlord and Tenant hereby acknowledge that the Lease and all previous Amendments represent the entire agreement, that no other written or oral agreements exist and that all other provisions, terms, covenants and conditions of the Lease not modified herein shall remain in full force and effect.

Landlord Initials ________	2	Tenant Initials________

V. This document may be executed in two or more counterparts, each of which shall be deemed an original and which together shall constitute one and the same instrument.

LANDLORD:	TENANT:
RIDGEWOOD OFFICE BUILDING, LLC,	BROWN & BROWN, INC.
a Florida limited liability company	a Florida corporation
By: Root Real Estate Corp., its managing member

By:	By:
Patrick M. Opalewski, Vice President	Print Name:
Title:

Witness:	Witness:

Print Name:	Print Name:

Landlord Initials ________	3	Tenant Initials________

EXHIBIT A

Additional First Floor 3,480 Sq. Ft.

Landlord Initials ________	4	Tenant Initials________

STATE OF FLORIDA

COUNTY OF VOLUSIA

NINTH AMENDMENT TO LEASE AGREEMENT

This Ninth Amendment to Lease made this     day of             , 2012, is entered into by and between Ridgewood Office Building, LLC, formerly known as Ridgewood Office Building, L.P., Ltd., a Florida limited liability company as Landlord (“Landlord”) and Brown & Brown, Inc., a Florida corporation, (“Tenant”).

W I T N E S S E T H:

WHEREAS, Tenant, entered into that certain Ridgewood Office Building Lease with Chapman S. Root, Trustee, Chapman S. Root Revocable Trust U/T/A 2/15/78, (said Ridgewood Office Building Lease having been assigned to the Chapman S. Root 1982 Living Trust and subsequently assigned to Ridgewood Office Building, L.P., Ltd.) for the Premises dated August 1, 1987 which sets forth the terms of occupancy by Tenant for a portion of the Building containing 38,738 square feet of Rentable Area (, and that certain Letter of Agreement dated June 26, 1995 wherein the Tenant leased an additional 1,114 square feet of Rentable Area, and that certain First Amendment to the Ridgewood Office Building Lease dated August 2, 1999 wherein Tenant leased an additional 5,577 square feet of Rentable Area resulting in a total Rental Area of 45,429 square feet and that certain Second Amendment to the Ridgewood Office Building Lease dated December 11, 2001 wherein the Tenant leased an additional 3,851 square feet of Rentable Area resulting in a total Rentable Area of 49,280 square feet and that certain Third Amendment to the Ridgewood Office Building Lease dated August 8, 2002 wherein the Tenant leased an additional 1,955 square feet of Rentable Area resulting in a total Rentable Area of 51,235 square feet and that certain Fourth Amendment to the Ridgewood Office Building Lease dated October 26, 2004 wherein Tenant vacated 5,577 square feet resulting in a total Rentable Area of 45,658 square feet and that certain Fifth Amendment to the Ridgewood Office Building Lease dated May 30, 2007 wherein Tenant leased an additional 3,842 square feet resulting in a total Rentable Area of 49,500 square feet, and that certain Sixth Amendment to the Ridgewood Office Building Lease dated August 17, 2009 wherein Tenant leased an additional 565 square feet resulting in a total Rentable Area of 50,065 square feet, and that certain Seventh Amendment to the Ridgewood Office Building Lease dated March 25, 2011 wherein Tenant leased an additional 243 square feet resulting in a total Rentable Area of 50,308 square feet, and that certain Eight Amendment to the Ridgewood Office Building Lease dated April 16, 2012 wherein Tenant leased an additional 3,480 square feet resulting in a total Rentable Area of 53,788 square feet collectively known as the (“Lease”).

WHEREAS, Landlord and Tenant desire to modify and amend the Lease as set forth in this Ninth Amendment to Lease.

NOW, THEREFORE, for and in consideration of the Premises, the sum of Ten and 00/100 ($10.00) Dollars in hand paid by Tenant to Landlord, the mutual agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree to modify and amend the Lease as follows:

Landlord Initials ________	1	Tenant Initials________

I. Effective October 1, 2012, Tenant shall occupy an additional 1,590 square feet as shown in Exhibit “A” attached hereto, located on the First Floor of the Building, resulting in an increase in the total Rentable Area of the Premises from 53,788 square feet to 55,378 square feet.

II. As to Section 2. DEFINITIONS:

2.a.	Base Rent:. Effective October 1, 2012, Base Rent for all space occupied by Tenant shall be $526,091.00 until adjusted according to the terms set forth in the Lease.

2.j.	Monthly Installments of Base Rent:. Effective October 1, 2012, Tenant’s monthly base rent shall be $43,840.92 per month until adjusted according to the terms set forth in the Lease.

2.r.	Tenant’s Proportionate Share: Effective October 1, 2012, Tenant’s Proportionate Share shall be 88.67%, such share is a fraction, the numerator of which is the Rentable Area of the Premises, and the denominator of which is the Rentable Area of the Project, as determined by Landlord from time to time. The Project consists of one building containing a total Rentable Area of 62,453 square feet.

III. Landlord shall reimburse Tenant up to Twelve Thousand ($12,000.00) Dollars and no cents, to Tenant for improvements made to the additional 1,590 square feet.

IV. Effective October 1, 2016 and annually each such date thereafter and provided Tenant is not in default of any terms of the Lease, Tenant shall have a one-time option to decrease the Rentable Area of the Premises by 1,590 square feet by giving Landlord twelve (12) months prior written notice. In the event Tenant shall fail to give Landlord timely written notice of its election to exercise its option to decrease, such option shall be null and void until the next succeeding Anniversary Date.

V. All other terms, covenants and conditions of the Lease are and shall remain in full force and effect.

VI. Landlord and Tenant hereby acknowledge that the Lease and all previous Amendments represent the entire agreement, that no other written or oral agreements exist and that all other provisions, terms, covenants and conditions of the Lease not modified herein shall remain in full force and effect.

VII. This document may be executed in two or more counterparts, each of which shall be deemed an original and which together shall constitute one and the same instrument.

SIGNATURES ON FOLLOWING PAGE

Landlord Initials ________	2	Tenant Initials________

LANDLORD:	TENANT:
RIDGEWOOD OFFICE BUILDING, LLC,	BROWN & BROWN, INC.
a Florida limited liability company	a Florida corporation
By: Root Real Estate Corp., its managing member

By:	By:
Patrick M. Opalewski, Vice President	Print Name:
Title:

Witness:	Witness:

Print Name:	Print Name:

Print Name:	Print Name:

Landlord Initials ________	3	Tenant Initials________

EXHIBIT A

Additional First Floor 1,590 Square Feet

Landlord Initials ________	4	Tenant Initials________